United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2009

Date of Reporting Period:  11/30/2009

Item 1.                      Reports to Stockholders

Federated Capital Income Fund

Established 1988

A Portfolio of Federated Income Securities Trust

ANNUAL SHAREHOLDER REPORT

November 30, 2009

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$5.81	$8.08	$8.07	$7.34	$7.20
Income From Investment Operations:
Net investment income	0.37[2]	0.34	0.35	0.34	0.37
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	1.42	(2.26)	0.01	0.74	0.16
TOTAL FROM INVESTMENT OPERATIONS	1.79	(1.92)	0.36	1.08	0.53
Less Distributions:
Distributions from net investment income	(0.34)	(0.35)	(0.35)	(0.35)	(0.39)
Net Asset Value, End of Period	$7.26	$5.81	$8.08	$8.07	$7.34
Total Return[3]	31.77%	(24.57)%	4.50%	15.05%	7.54%
Ratios to Average Net Assets:
Net expenses[4]	1.29%	1.31%	1.29%	1.31%	1.31%
Net investment income	5.75%	4.83%	4.27%	4.41%	4.71%
Expense waiver/reimbursement[5]	0.06%	0.01%	0.01%	0.00%[6]	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$234,443	$211,560	$335,874	$357,177	$321,376
Portfolio turnover	59%	84%	50%	41%	46%
1	Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 1.28%, 1.31%, 1.28%, 1.30% and 1.30% for the years ended November 30, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.

  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$5.82	$8.09	$8.08	$7.34	$7.21
Income From Investment Operations:
Net investment income	0.32[2]	0.29	0.29	0.29	0.31
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	1.43	(2.27)	0.01	0.74	0.15
TOTAL FROM INVESTMENT OPERATIONS	1.75	(1.98)	0.30	1.03	0.46
Less Distributions:
Distributions from net investment income	(0.29)	(0.29)	(0.29)	(0.29)	(0.33)
Net Asset Value, End of Period	$7.28	$5.82	$8.09	$8.08	$7.34
Total Return[3]	30.91%	(25.12)%	3.70%	14.34%	6.58%
Ratios to Average Net Assets:
Net expenses[4]	2.04%	2.06%	2.04%	2.06%	2.06%
Net investment income	5.01%	4.06%	3.51%	3.65%	3.97%
Expense waiver/reimbursement[5]	0.06%	0.01%	0.01%	0.00%[6]	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$36,945	$33,998	$59,843	$58,305	$52,381
Portfolio turnover	59%	84%	50%	41%	46%
1	Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 2.03%, 2.06%, 2.03%, 2.05% and 2.05% for the years ended November 30, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.

  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$5.81	$8.08	$8.07	$7.34	$7.20
Income From Investment Operations:
Net investment income	0.32[2]	0.29	0.29	0.29	0.32
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	1.43	(2.27)	0.01	0.73	0.15
TOTAL FROM INVESTMENT OPERATIONS	1.75	(1.98)	0.30	1.02	0.47
Less Distributions:
Distributions from net investment income	(0.29)	(0.29)	(0.29)	(0.29)	(0.33)
Net Asset Value, End of Period	$7.27	$5.81	$8.08	$8.07	$7.34
Total Return[3]	30.98%	(25.15)%	3.72%	14.22%	6.73%
Ratios to Average Net Assets:
Net expenses[4]	2.04%	2.06%	2.03%	2.05%	2.06%
Net investment income	4.95%	4.08%	3.52%	3.67%	4.00%
Expense waiver/reimbursement[5]	0.06%	0.01%	0.01%	0.00%[6]	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$35,510	$27,098	$43,692	$35,373	$23,146
Portfolio turnover	59%	84%	50%	41%	46%
1	Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 2.03%, 2.06%, 2.02%, 2.04% and 2.05% for the years ended November 30, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.

  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006[1]	2005
Net Asset Value, Beginning of Period	$5.81	$8.07	$8.06	$7.33	$7.20
Income From Investment Operations:
Net investment income	0.37[2]	0.37	0.36	0.36	0.39
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	1.42	(2.28)	0.00[3]	0.72	0.13
TOTAL FROM INVESTMENT OPERATIONS	1.79	(1.91)	0.36	1.08	0.52
Less Distributions:
Distributions from net investment income	(0.34)	(0.35)	(0.35)	(0.35)	(0.39)
Net Asset Value, End of Period	$7.26	$5.81	$8.07	$8.06	$7.33
Total Return[4]	31.72%	(24.47)%	4.51%	15.09%	7.40%
Ratios to Average Net Assets:
Net expenses[5]	1.33%	1.30%	1.27%	1.30%	1.27%
Net investment income	5.70%	4.85%	4.27%	4.41%	4.73%
Expense waiver/reimbursement[6]	0.02%	0.01%	0.01%	0.00%[7]	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$72,468	$62,700	$94,300	$100,393	$99,963
Portfolio turnover	59%	84%	50%	41%	46%
1	Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
2	Per share number has been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 1.31%, 1.30%, 1.26%, 1.29% and 1.27% for the years ended November 30, 2009, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Represents less than 0.01%.

  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2009	Ending Account Value 11/30/2009	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,154.20	$6.97
Class B Shares	$1,000	$1,151.20	$11.00
Class C Shares	$1,000	$1,151.50	$11.00
Class F Shares	$1,000	$1,154.20	$7.02
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.60	$6.53
Class B Shares	$1,000	$1,014.84	$10.30
Class C Shares	$1,000	$1,014.84	$10.30
Class F Shares	$1,000	$1,018.55	$6.58
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.29%
Class B Shares	2.04%
Class C Shares	2.04%
Class F Shares	1.30%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (Unaudited)

The fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2009, was 31.77% for Class A Shares, 30.91% for Class B Shares, 30.98% for Class C Shares and 31.72% for Class F Shares. For the 12-month reporting period, the Russell 1000 Value Index (RU1000V) posted a total return of 19.24%, the Barclay's Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI) returned 64.55%, the Barclay's Capital Mortgage-Backed Securities Index (BCMB) returned 9.19%, and the Barclay's Capital Emerging Market Bond Index (BCEMB) returned 49.07%. Weighting these benchmarks (40% RU1000V, 20% BCHY2%ICI, 20% BCMB and 20% BCEMB), the blended benchmark1 return was 31.11% for the reporting period, less than the total return on the fund's Class A Shares. The fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total returns for the RU1000V, BCHY2%ICI, BCMB or BCEMB.

1	The RU1000V Index is an unmanaged index that measures the performance of the 1,000 largest U.S. domiciled companies (based total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers all fixed-income securities having a maximum quality rating of Ba1, a minimum outstanding of $150 million, and at least one year to maturity. The BCMB is an unmanaged index comprised of all fixed-income securities mortgage pools owned by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The BCEMB tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, and Venezuela. The indexes are unmanaged, and it is not possible to invest directly in an index. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the indexes.
Annual Shareholder Report

The fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks and high current yield fixed-income securities to achieve the fund's primary income objective and secondary capital appreciation objective.2

The following discussion will focus on the performance of the fund's Class A Shares. The 31.77% total return of the Class A Shares for the reporting period consisted of 24.96% in price appreciation and 6.81% in reinvested dividends.

MARKET OVERVIEW

During the 12-month reporting period, global equity markets experienced extreme volatility, with markets bottoming in March 2009 then rebounding sharply higher. The financial market crisis intensified in the latter part of 2008 and into 2009, with the stress spilling into the non-financial sectors of the economy, including the consumer sector. By March 2009, the U.S. government had implemented the Troubled Assets Relief Program, as well as a number of other programs to strengthen the capital structure of the financial system. In mid-March, the equity markets began to rebound with the help of a global infusion of monetary and fiscal stimuli. In the United States, the federal government also introduced a number of stimulus plans for the consumer and non-financial sectors of the economy to help spur demand. As economic indicators began to show signs of stabilization, and in some cases improvement, the market maintained its upward trajectory into the latter part of 2009.

The S&P 500 Index3 returned 25.39%, and the Nasdaq Composite Index4 returned 41.13% for the reporting period. In general for the full fiscal year, stocks with lower dividend yields outperformed those with higher dividend yields; smaller market capitalization stocks outperformed larger capitalization stocks; growth outperformed value; and cyclical stocks outperformed stocks defensively driven. The S&P 500 Index performance in the Information Technology, Materials and Consumer Discretionary sectors dominated weak performance in the Utilities, Telecommunications and Energy sectors.

2	There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks. High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
3	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.
4	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.
Annual Shareholder Report

From December 2008 through March 2009, the economy was deep in recessionary territory and anxiety remained in the financial markets, particularly the stock markets. The non-Treasury bond sectors, on the other hand, immediately began delivering returns well in excess of the U.S. Treasury markets, a reflection that bond investors thought that the economy's deterioration would slow. The Federal Reserve (Fed) made no official adjustments to monetary policy, keeping the fed funds target rate within its previous range of 0% to 0.25%. However, the Fed embarked on direct support to the bond market and economy by purchasing large amounts of both U.S. Treasury and agency-backed mortgage securities, in effect helping to keep overall interest rates at low historical levels. After four consecutive negative quarters for Gross Domestic Product, the economy exhibited positive growth in the third quarter of 2009, after many foreign economies had already begun growing again. As the reporting period came to a close, it was apparent that economic growth continued. The Fed gave no indication that higher fed funds target rates would be occurring over the near term. As a result, U.S. interest rates fell over the reporting period, with larger declines felt in the shorter to intermediate maturity areas (i.e., 2 year to 10 year), with relatively lesser declines for 30-year maturities. With many world economies growing and no near term rate hikes expected in the U.S., the non-treasury bond markets experienced very large positive returns, particularly high yield and emerging market sectors.

PORTFOLIO ALLOCATION

During the reporting period, the fund's portfolio was allocated between stocks and fixed-income securities in a manner reflecting the fund's primary investment objective of income and its secondary objective of capital appreciation. Factors used in making this allocation were: 1) the fund's ability to pay and maintain an attractive level of dividends; and 2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period on November 30, 2009 was 56.0% fixed-income securities, 41.80% stocks, and 2.20% cash equivalents.

The fund's allocation had a marginal effect on performance because fixed-income securities slightly outperformed stocks.

Annual Shareholder Report

SECTOR AND SECURITY SELECTION - EQUITY

The equity component of the portfolio underperformed the RU1000V during the 12-month reporting period. The fund's portfolio managers focused on realization of the fund's total return and income objectives by purchasing and holding income producing equity securities with favorable valuation levels. Momentum and growth stocks generally outperformed value and dividend stocks which had a negative influence on the performance. Strategies with small capitalizations outperformed large capitalizations also negatively impacting the fund's performance.

Overall, sector allocation contributed positively, while stock selection contributed negatively to the fund's equity performance. An overweight position (as compared with the fund's equity index) in the Information Technology sector and underweight position in the Utilities sector enhanced the fund's performance. Detracting from performance was poor stock selection in Financials, partially offset by positive stock selection in the Energy and Industrial sectors.

SECTOR AND SECURITY SELECTION - BONDS5

Sector allocation was a significant positive contributor to absolute performance in the Fund's bond portion, as the fund maintained the vast majority of assets in a combination of high yield and emerging market bonds,6 the two best performing sectors of all bond markets. The fund maintained a minority position in high quality bonds, which also aided in performance, as its high quality bonds generated a positive return but far less than high yield and emerging markets.

Overall security selection was a negative contributor to fund performance, although the performance varied widely by bond sector. The high yield bond portion significantly underperformed the Barclays Capital High Yield Index,7 partially offsetting the positive contribution attributed to the fund's high yield sector allocation. Conversely, security selection in both the emerging market and mortgage bond portions significantly outperformed the respective Barclay indices, positively contributing to total return performance.

5	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
6	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
7	The Barclays Capital High Yield Index covers the universe of fixed rate, publically issued, noninvestment-grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investor Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund (Class A Shares) (the “Fund”) from February 28, 1999 to November 30, 2009 compared to the Standard & Poor's 500 Index (S&P 500),2,3 a broad-based market index; a blend of indexes comprised of 40% Russell 1000 Value Index (RU1000V),3 /20% Barclays Capital Emerging Market Bond Index (BCEMB)3 /20% Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI),3 20% Barclays Capital Mortgage-Backed Securities Index (BCMB)3 (the “Blended Index”),2,4 and the Lipper Mixed-Asset Target Allocation Median Classification (Lipper).2

Average Annual Total Returns[5] for the Period Ended 11/30/2009
1 Year	24.48%
5 Years	3.96%
10 Years	-0.80%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index, and Lipper have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2	The S&P 500 and Blended Index are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Lipper represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.
3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The RU1000V measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The BCEMB tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index. The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The BCMB is composed of all fixed securities mortgage pools owned by GNMA, FNMA and FHLMC. Indexes are unmanaged, and investments cannot be made directly in an index.
4	The Blended Index is the Fund's benchmark.
5	Total returns quoted reflect all applicable sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund (Class B Shares) (the “Fund”) from February 28, 1999 to November 30, 2009 compared to the Standard & Poor's 500 Index (S&P 500),2,3 a broad-based market index; a blend of indexes comprised of 40% Russell 1000 Value Index (RU1000V)3 /20% Barclays Capital Emerging Market Bond Index (BCEMB)3 /20% Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI),3 20% Barclays Capital Mortgage-Backed Securities Index (BCMB)3 (the “Blended Index”),2,4 and the Lipper Mixed-Asset Target Allocation Median Classification (Lipper).2

Average Annual Total Returns[5] for the Period Ended 11/30/2009
1 Year	25.41%
5 Years	4.04%
10 Years	-0.85%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index, and Lipper have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2	The S&P 500 and Blended Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Lipper represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.
3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The RU1000V measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The BCEMB tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index. The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The BCMB is composed of all fixed securities mortgage pools owned by GNMA, FNMA and FHLMC. Indexes are unmanaged, and investments cannot be made directly in an index.
4	The Blended Index is the Fund's benchmark.
5	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund (Class C Shares) (the “Fund”) from February 28, 1999 to November 30, 2009 compared to the Standard & Poor's 500 Index (S&P 500),2,3 a broad-based market index; a blend of indexes comprised of 40% Russell 1000 Value Index (RU1000V)3 /20% Barclays Capital Emerging Market Bond Index (BCEMB)3 /20% Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI),3 20% Barclays Capital Mortgage-Backed Securities Index (BCMB)3 (the “Blended Index”),2,4 and the Lipper Mixed-Asset Target Allocation Median Classification (Lipper).2

Average Annual Total Returns[5] for the Period Ended 11/30/2009
1 Year	29.98%
5 Years	4.39%
10 Years	-0.98%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum 1.00% contingent deferred sales charge, as applicable.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index, and Lipper have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2	The S&P 500 and Blended Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Lipper represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.
3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The RU1000V measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The BCEMB tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index. The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The BCMB is composed of all fixed securities mortgage pools owned by GNMA, FNMA and FHLMC. Indexes are unmanaged, and investments cannot be made directly in an index.
4	The Blended Index is the Fund's benchmark.
5	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund (Class F Shares) (the “Fund”) from February 28, 1999 to November 30, 2009 compared to the Standard & Poor's 500 Index (S&P 500),2,3 a broad-based market index; a blend of indexes comprised of 40% Russell 1000 Value Index (RU1000V)3 /20% Barclays Capital Emerging Market Bond Index (BCEMB)3 /20% Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI),3 20% Barclays Capital Mortgage-Backed Securities Index (BCMB)3 (the “Blended Index”),2,4 and the Lipper Mixed-Asset Target Allocation Median Classification (Lipper).2

Average Annual Total Returns[5] for the Period Ended 11/30/2009
1 Year	29.39%
5 Years	4.94%
10 Years	-0.34%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns reflect the maximum sales charge of 1.00% and the maximum 1.00% contingent deferred sales charge, as applicable.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index, and Lipper have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2	The S&P 500 and Blended Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Lipper represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.
3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The RU1000V measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The BCEMB tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index. The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The BCMB is composed of all fixed securities mortgage pools owned by GNMA, FNMA and FHLMC. Indexes are unmanaged, and investments cannot be made directly in an index.
4	The Blended Index is the Fund's benchmark.
5	Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)

At November 30, 2009, the Fund's portfolio composition1 was as follows:

Sector	Percentage of Total Net Assets
Domestic Equity Securities	33.7%
Domestic Fixed-Income Securities	31.8%
International Fixed-Income Securities	23.0%
International Equity Securities	8.2%
Cash Equivalents[2]	2.4%
Other Assets and Liabilities — Net[3]	0.9%
TOTAL	100.0%

At November 30, 2009, the Fund's sector composition4 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Financials	25.4%
Energy	18.2%
Information Technology	10.7%
Industrials	10.6%
Health Care	9.9%
Consumer Staples	6.9%
Telecommunication Services	6.1%
Consumer Discretionary	6.0%
Materials	3.3%
Utilities	2.9%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments

November 30, 2009

Shares or Principal Amount			Value
		Common Stocks – 38.9%
		Consumer Discretionary – 2.4%
134,795		Comcast Corp., Class A	1,977,443
25,785		Family Dollar Stores, Inc.	786,700
8,000		Genuine Parts Co.	286,640
60,855		Home Depot, Inc.	1,664,993
42,000		Leggett and Platt, Inc.	817,320
22,460		M.D.C. Holdings, Inc.	666,837
14,035		Penney (J.C.) Co., Inc.	403,366
87,006		Time Warner, Inc.	2,672,824
		TOTAL	9,276,123
		Consumer Staples – 2.9%
75,295		Archer-Daniels-Midland Co.	2,319,839
13,000		Kimberly-Clark Corp.	857,610
26,455		Kraft Foods, Inc., Class A	703,174
5,965		PepsiCo, Inc.	371,142
43,845		Procter & Gamble Co.	2,733,736
74,220		Wal-Mart Stores, Inc.	4,048,701
		TOTAL	11,034,202
		Energy – 7.6%
32,180		BP PLC, ADR	1,840,052
54,395		Chevron Corp.	4,244,986
78,470		ConocoPhillips	4,062,392
44,560		ENI S.p.A, ADR	2,216,414
172,190		El Paso Corp.	1,646,136
19,595		EnCana Corp.	1,055,779
77,440		Exxon Mobil Corp.	5,813,421
7,205		Murphy Oil Corp.	406,290
9,725		Occidental Petroleum Corp.	785,683
16,330		Royal Dutch Shell PLC	975,881
12,635	[1]	Santos Ltd., ADR	685,828
31,375		Sasol Ltd., ADR	1,241,822
11,485		Technip SA	786,723
15,990		Tenaris SA, ADR	630,965
39,990		Total SA, ADR	2,486,978
		TOTAL	28,879,350
Annual Shareholder Report

Shares or Principal Amount		Value
	Financials – 7.7%
50,555	Ace, Ltd.	2,462,534
37,630	Aflac, Inc.	1,732,109
49,810	American Financial Group, Inc. Ohio	1,208,391
31,220	Aspen Insurance Holdings Ltd.	808,910
65,435	Assurant, Inc.	2,000,348
28,355	Axis Capital Holdings Ltd.	793,656
21,385	Bank of America Corp.	338,952
59,520	Chubb Corp.	2,984,333
9,495	Everest Re Group Ltd.	808,119
12,670	Highwoods Properties, Inc.	387,829
60,245	J.P. Morgan Chase & Co.	2,559,810
36,180	MetLife, Inc.	1,236,994
63,825	Morgan Stanley	2,015,593
11,520	NYSE Euronext	291,226
16,055	PartnerRe Ltd.	1,236,877
10,360	Public Storage	824,449
31,630	Realty Income Corp.	799,923
11,470	Taubman Centers, Inc.	394,109
59,580	The Travelers Cos, Inc.	3,121,396
47,810	Validus Holdings Ltd.	1,266,965
72,820	Wells Fargo & Co.	2,041,873
	TOTAL	29,314,396
	Health Care – 4.2%
7,535	Abbott Laboratories	410,582
5,790	Baxter International, Inc.	315,845
13,285	Bayer AG, ADR	1,021,617
58,830	Bristol-Myers Squibb Co.	1,488,987
68,420	Johnson & Johnson	4,299,513
10,415	Medtronic, Inc.	442,013
74,715	Merck & Co., Inc.	2,705,430
151,200	PDL BioPharma, Inc.	982,800
227,745	Pfizer, Inc.	4,138,127
	TOTAL	15,804,914
	Industrials – 4.4%
9,780	CSX Corp.	464,354
19,595	Cooper Industries PLC	836,511
21,680	Dover Corp.	886,279
Annual Shareholder Report

Shares or Principal Amount			Value
18,950		General Dynamics Corp.	1,248,805
392,560		General Electric Co.	6,288,811
9,545		Honeywell International, Inc.	367,196
39,455		ITT Corp.	2,040,613
1,290		Mitsui & Co., ADR	340,173
7,315		Norfolk Southern Corp.	375,991
55,190		Tyco International Ltd.	1,979,665
5,390		Union Pacific Corp.	340,971
6,810		United Parcel Service, Inc.	391,371
18,195		United Technologies Corp.	1,223,432
		TOTAL	16,784,172
		Information Technology – 4.5%
28,545		Harris Corp.	1,253,126
60,060		Intel Corp.	1,153,152
36,005		International Business Machines Corp.	4,549,232
25,765		Intersil Holding Corp.	332,884
39,925		Linear Technology Corp.	1,076,777
64,220		Microchip Technology, Inc.	1,685,775
85,870		Microsoft Corp.	2,525,437
57,290		National Semiconductor Corp.	836,434
53,420	[1]	Siliconware Precision Industries Company, ADR	358,982
66,310		Texas Instruments, Inc.	1,676,980
157,940		Xerox Corp.	1,216,138
17,185		Xilinx, Inc.	389,068
		TOTAL	17,053,985
		Materials – 1.4%
9,535		Air Products & Chemicals, Inc.	790,738
14,200		Bemis Co., Inc.	416,060
10,935		Du Pont (E.I.) de Nemours & Co.	378,132
20,585		PPG Industries, Inc.	1,223,367
10,145		Rio Tinto PLC, ADR	2,070,594
12,615		Sensient Technologies Corp.	319,664
		TOTAL	5,198,555
		Telecommunication Services – 2.5%
157,964		AT&T, Inc.	4,255,550
55,560		BCE, Inc.	1,472,340
10,285		CenturyTel, Inc.	366,043
Annual Shareholder Report

Shares or Principal Amount			Value
13,075		France Telecommunications, ADR	344,265
134,860		Qwest Communications International, Inc.	492,239
25,890		TELUS Corp.	793,011
83,640		Vodafone Group PLC, ADR	1,897,791
		TOTAL	9,621,239
		Utilities – 1.3%
52,185		CMS Energy Corp.	743,114
39,120		Exelon Corp.	1,884,801
11,960		NSTAR	396,235
12,780		PPL Corp.	390,046
42,230		Public Service Enterprises Group, Inc.	1,324,333
		TOTAL	4,738,529
		TOTAL COMMON STOCKS (IDENTIFIED COST $158,607,938)	147,705,465
		Corporate Bonds – 0.7%
		Basic Industry@0018Paper – 0.6%
$430,000		Louisiana-Pacific Corp., 8.875%, 08/15/2010	440,750
1,500,000		News America Holdings, Inc., Note, 8.150%, 10/17/2036	1,705,767
		TOTAL	2,146,517
		Communications@0018Media Noncable – 0.1%
340,000		Westvaco Corp., Sr. Deb., 7.500%, 06/15/2027	331,987
		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,662,778)	2,478,504
		Preferred Stocks – 2.9%
		Financials – 2.3%
4,400		Bank of America, 7.25%, Series L, Pfd., Annual Dividend $72.50	3,751,000
4,100		Wells Fargo Co, 7.50%, Series L, Pfd., Annual Dividend $75.00	3,657,200
51,050		XL Capital, Ltd., Conv. Pfd, 10.75%, Annual Dividend $2.69	1,438,589
		TOTAL	8,846,789
		Industrials – 0.6%
129,000	[1]	Credit Suisse 5.00% Equity Linked Notes (BAC)	2,169,780
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $9,331,589)	11,016,569
Annual Shareholder Report

Shares or Principal Amount			Value
		Mutual Funds – 57.2%;2
3,478,190		Emerging Markets Fixed Income Core Fund	83,619,181
2,712,534		Federated Mortgage Core Portfolio	27,722,100
16,093,725		High Yield Bond Portfolio	98,976,410
6,783,375	[3]	Prime Value Obligations Fund, Institutional Shares, 0.22%	6,783,375
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $182,381,301)	217,101,066
		TOTAL INVESTMENTS — 99.7% (IDENTIFIED COST $352,983,606)[4]	378,301,604
		OTHER ASSETS AND LIABILITIES - NET — 0.3%[5]	1,063,851
		TOTAL NET ASSETS — 100%	$379,365,455
1	Non-income producing security.
2	Affiliated companies.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $357,582,465.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Note: The categories of investments are shown as a percentage of total net assets at November 30, 2009.
  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
  Level 1 — quoted prices in active markets for identical securities
  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

    The following is a summary of the inputs used, as of November 30, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds*	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$125,494,221	$ —	$ —	$125,494,221
International	31,058,033	2,169,780	—	33,227,813
Debt Securities:
Corporate Bonds	—	2,478,504	—	2,478,504
Mutual Funds	217,101,066	—	—	217,101,066
TOTAL SECURITIES	$373,653,320	$4,648,284	$ —	$378,301,604
*	Emerging Markets Fixed Income Core Fund (EMCORE) is an affiliated limited partnership offered only to registered investment companies and other accredited investors (see Note 5 to the Financial Statements). EMCORE invests primarily in emerging markets fixed-income securities.
    The following acronym is used throughout this portfolio:
    ADR — American Depositary Receipt
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report

  Statement of Assets and Liabilities

  November 30, 2009

Assets:
Total investments in securities, at value including $217,101,066 of investments in affiliated issuers (Note 5) (identified cost $352,983,606)		$378,301,604
Income receivable		1,788,664
Receivable for investments sold		2,533
Receivable for shares sold		419,202
TOTAL ASSETS		380,512,003
Liabilities:
Payable for shares redeemed	$661,503
Income distribution payable	197,123
Payable for transfer and dividend disbursing agent fees and expenses	81,805
Payable for Directors'/Trustees' fees	1,444
Payable for auditing fees	28,000
Payable for distribution services fee (Note 5)	44,641
Payable for shareholder services fee (Note 5)	78,055
Accrued expenses	53,977
TOTAL LIABILITIES		1,146,548
Net assets for 52,215,732 shares outstanding		$379,365,455
Net Assets Consist of:
Paid-in capital		$653,794,692
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		25,317,998
Accumulated net realized loss on investments, options and foreign currency transactions		(300,534,897)
Undistributed net investment income		787,662
TOTAL NET ASSETS		$379,365,455
  Annual Shareholder Report

  Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($234,443,049 ÷ 32,273,240 shares outstanding), no par value, unlimited shares authorized	$7.26
Offering price per share (100/94.50 of $7.26)	$7.68
Redemption proceeds per share	$7.26
Class B Shares:
Net asset value per share ($36,944,960 ÷ 5,076,850 shares outstanding), no par value, unlimited shares authorized	$7.28
Offering price per share	$7.28
Redemption proceeds per share (94.50/100 of $7.28)	$6.88
Class C Shares:
Net asset value per share ($35,509,625 ÷ 4,886,469 shares outstanding), no par value, unlimited shares authorized	$7.27
Offering price per share	$7.27
Redemption proceeds per share (99.00/100 of $7.27)	$7.20
Class F Shares:
Net asset value per share ($72,467,821 ÷ 9,979,173 shares outstanding), no par value, unlimited shares authorized	$7.26
Offering price per share (100/99.00 of $7.26)	$7.33
Redemption proceeds per share (99.00/100 of $7.26)	$7.19
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report

  Statement of Operations

  Year Ended November 30, 2009

Investment Income:
Dividends (including $12,142,961 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $66,414)		$17,473,747
Interest		189,774
Investment income allocated from affiliated partnership (Note 5)	$ 6,980,254
Expenses allocated from affiliated partnership (Note 5)	(18,829)
Net income allocated from affiliated partnership		6,961,425
TOTAL INCOME		24,624,946
Expenses:
Investment adviser fee (Note 5)	2,630,878
Administrative personnel and services fee (Note 5)	272,185
Custodian fees	24,841
Transfer and dividend disbursing agent fees and expenses	610,725
Directors'/Trustees' fees	4,583
Auditing fees	28,000
Legal fees	5,088
Portfolio accounting fees	114,692
Distribution services fee — Class B Shares (Note 5)	257,423
Distribution services fee — Class C Shares (Note 5)	230,310
Shareholder services fee — Class A Shares (Note 5)	543,344
Shareholder services fee — Class B Shares (Note 5)	85,808
Shareholder services fee — Class C Shares (Note 5)	76,221
Shareholder services fee — Class F Shares (Note 5)	161,506
Account administration fee — Class A Shares	720
Account administration fee — Class C Shares	121
Account administration fee — Class F Shares	557
Share registration costs	47,281
Printing and postage	65,514
Insurance premiums	4,267
Miscellaneous	7,356
TOTAL EXPENSES	5,171,420
  Annual Shareholder Report

  Statement of Operations — continued
Reimbursements, Waiver and Reduction:
Reimbursement of investment adviser fee (Note 5)	$(21,206)
Waiver of administrative personnel and services fee (Note 5)	(5,239)
Reimbursement of shareholder services fee — Class A Shares (Note 5)	(88,913)
Reimbursement of shareholder services fee — Class B Shares (Note 5)	(14,361)
Reimbursement of shareholder services fee — Class C Shares (Note 5)	(12,046)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(49,693)
TOTAL REIMBURSEMENTS, WAIVER AND REDUCTION		$(191,458)
Net expenses			$4,979,962
Net investment income			19,644,984
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $(4,706,829) on sales of investments in affiliated companies) (Note 5)			(26,468,403)
Net realized loss from affiliated partnership (Note 5)			(4,270,716)
Net realized gain on written options			153,015
Net change in unrealized depreciation of investments and foreign currency transactions			107,363,094
Net change in unrealized depreciation on written options			65,718
Net realized and unrealized gain on investments, written options and foreign currency transactions			76,842,708
Change in net assets resulting from operations			$96,487,692
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report

  Statement of Changes in Net Assets

Year Ended November 30	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$19,644,984	$21,930,539
Net realized loss on investments including allocation from affiliated partnership, written options and foreign currency transactions	(30,586,104)	(36,611,795)
Net change in unrealized appreciation/depreciation of investments, written options and translation of assets and liabilities in foreign currency	107,428,812	(104,242,122)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	96,487,692	(118,923,378)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(11,559,971)	(13,560,233)
Class B Shares	(1,550,156)	(1,938,372)
Class C Shares	(1,378,835)	(1,463,277)
Class F Shares	(3,479,021)	(3,895,384)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,967,983)	(20,857,266)
Share Transactions:
Proceeds from sale of shares	39,152,782	50,455,918
Net asset value of shares issued to shareholders in payment of distributions declared	15,615,801	18,113,994
Cost of shares redeemed	(89,278,188)	(127,142,128)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(34,509,605)	(58,572,216)
Change in net assets	44,010,104	(198,352,860)
Net Assets:
Beginning of period	335,355,351	533,708,211
End of period (including undistributed net investment income of $787,662 and $723,040, respectively)	$379,365,455	$335,355,351
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report

  Notes to Financial Statements

  November 30, 2009

  1. ORGANIZATION

  Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of the Federated Capital Income Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective.

  2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

  Investment Valuation

  In calculating its net asset value (NAV), the Fund generally values investments as follows:

    Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
    Shares of other mutual funds are valued based upon their reported NAVs.
    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Fair Valuation and Significant Events Procedures

  The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market Annual Shareholder Report conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

  The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

  Repurchase Agreements

  It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

  Annual Shareholder Report

  With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

  The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

  Investment Income, Gains and Losses, Expenses and Distributions

  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Premium and Discount Amortization

  All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

  Federal Taxes

  It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

  The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

  Annual Shareholder Report

  When-Issued and Delayed Delivery Transactions

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Foreign Currency Translation

  The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Option Contracts

  The Fund may buy or sell put and call options to provide income and some downside protection. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

  Annual Shareholder Report

  The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at November 30, 2008	5,306	$447,490
Contracts bought back	(5,306)	(447,490)
Outstanding at November 30, 2009	—	$ —

  Additional Disclosure Related to Derivative Instruments

  The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Options Written
Equity contracts	$153,015
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Options Written
Equity contracts	$65,718

  Other

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  3. SHARES OF BENEFICIAL INTEREST

  The following tables summarize share activity:

Year Ended November 30	2009		2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,574,262	$22,858,420	4,424,998	$34,374,128
Shares issued to shareholders in payment of distributions declared	1,672,223	10,602,004	1,717,883	12,494,103
Shares redeemed	(9,389,283)	(59,644,279)	(11,285,239)	(83,086,967)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(4,142,798)	$(26,183,855)	(5,142,358)	$(36,218,736)
  Annual Shareholder Report

Year Ended November 30	2009		2008
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	804,986	$5,293,762	708,864	$5,664,059
Shares issued to shareholders in payment of distributions declared	207,153	1,313,401	220,518	1,606,647
Shares redeemed	(1,777,378)	(11,290,989)	(2,481,604)	(18,275,021)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(765,239)	$(4,683,826)	(1,552,222)	$(11,004,315)
Year Ended November 30	2009		2008
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	1,405,553	$9,091,362	992,537	$7,423,767
Shares issued to shareholders in payment of distributions declared	173,067	1,101,328	158,260	1,148,896
Shares redeemed	(1,354,653)	(8,651,450)	(1,893,695)	(14,030,351)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	223,967	$1,541,240	(742,898)	$(5,457,688)
Year Ended November 30	2009		2008
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	300,465	$1,909,238	317,159	$2,993,964
Shares issued to shareholders in payment of distributions declared	409,042	2,599,068	394,946	2,864,348
Shares redeemed	(1,526,034)	(9,691,470)	(1,596,204)	(11,749,789)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(816,527)	$(5,183,164)	(884,099)	$(5,891,477)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(5,500,597)	$(34,509,605)	(8,321,577)	$(58,572,216)

  4. FEDERAL TAX INFORMATION

  The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, expired capital loss carryforwards and partnership income.

  Annual Shareholder Report

  For the year ended November 30, 2009, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(8,543,767)	$(1,612,379)	$10,156,146

  Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

  The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$17,967,983	$20,857,266

  As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$805,286
Net unrealized appreciation	$20,701,515
Capital loss carryforwards	$(295,936,038)

  The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, straddle loss deferral on equity security, discount accretion/premium amortization on debt securities, and partnership transactions.

  At November 30, 2009, the cost of investments for federal tax purposes was $357,582,465. The net unrealized appreciation was $20,719,139. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $24,462,062 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,742,923.

  At November 30, 2009, the Fund had a capital loss carryforward of $295,936,038 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$205,719,244
2011	$27,979,589
2016	$31,568,020
2017	$30,669,185

  Capital loss carryforwards of $8,543,769 expired during the year ended November 30, 2009.

  At November 30, 2009, for federal tax purposes, the Fund had $39,318 in straddle loss deferrals.

  Annual Shareholder Report

  5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Adviser Fee

  Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

  Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2009, the Sub-Adviser earned a fee of $556,525.

  Administrative Fee

  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2009, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $5,239 of its fee.

  Distribution Services Fee

  The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
  Annual Shareholder Report

  Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2009, FSC retained $42,015 of fees paid by the Fund. For the year ended November 30, 2009, the Fund's Class F Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

  Sales Charges

  Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2009, FSC retained $42,441 in sales charges from the sale of Class A Shares. FSC also retained $1,871 of CDSC relating to redemptions of Class C Shares and $585 relating to redemptions of Class F Shares.

  Shareholder Services Fee

  The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2009, FSSC voluntarily reimbursed $115,320 of shareholder services fees. For the year ended November 30, 2009, FSSC did not receive any fees paid by the Fund.

  Expense Limitation

  The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights, but excluding expenses allocated from partnerships) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 1.32%, 2.07%, 2.07% and 1.37%, respectively, through the later of (the “Termination Date”): (a) January 31, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Trustees.

  Interfund Transactions

  During the year ended November 30, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $1,138,573 and $132,651, respectively.

  General

  Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

  Annual Shareholder Report

  Transactions with Affiliated Companies

  Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2009, the Adviser reimbursed $21,206. Transactions with the affiliated companies during the year ended November 30, 2009 were as follows:

Affiliates	Balance of Shares Held 11/30/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2009	Value	Dividend Income/ Allocated Investment Income
Emerging Markets Fixed Income Core Fund	4,519,988	312,013	1,353,811	3,478,190	$83,619,181	$6,980,254
Federated Mortgage Core Portfolio	4,344,760	454,493	2,086,719	2,712,534	27,722,100	1,755,294
High Yield Bond Portfolio	19,983,217	1,723,136	5,612,628	16,093,725	98,976,410	10,236,576
Prime Value Obligations Fund, Institutional Shares	4,509,902	122,199,121	119,925,648	6,783,375	6,783,375	151,091
TOTAL OF AFFILIATED TRANSACTIONS	33,357,867	124,688,763	128,978,806	29,067,824	$217,101,066	$19,123,215

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in portfolios of Federated Core Trust (Core Trust), which is managed by Federated Investment Management Company, an affiliate to the Fund's adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a portfolio of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed-income securities. The investment objective of Federated Mortgage Core Portfolio, a portfolio of Core Trust, is to provide total return. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of the Core Trust. A copy of the Core Trust's financial statements is available on the EDGAR Database on the SEC's web site or upon request from the Fund.

  Annual Shareholder Report

  The Fund may also invest in portfolios of Federated Core Trust II, L.P. (Core Trust II), pursuant to a separate Exemptive Order issued by the SEC. Core Trust II is independently managed by Federated Investment Counseling, an affiliate to the Fund's Adviser. Core Trust II is a limited partnership established under the laws of the state of Delaware, on November 13, 2000, registered under the Act, and offered only to registered investment companies and other accredited investors. The investment objective of Emerging Markets Fixed Income Core Fund (EMCORE), a series of Core Trust II, is to achieve total return on its assets. Federated receives no advisory or administrative fees from the Funds within Core Trust II. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. The performance of the Fund is directly affected by the performance of EMCORE. A copy of EMCORE's financial statements is available on the EDGAR Database on the SEC's website or upon request from the Fund.

  6. EXPENSE Reduction

  The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2009, the Fund's expenses were reduced by $49,693 under these arrangements.

  7. Investment TRANSACTIONS

  Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2009, were as follows:

Purchases	$191,976,341
Sales	$231,712,806

  8. LINE OF CREDIT

  The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the Fund did not utilize the LOC.

  9. INTERFUND LENDING

  Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the program was not utilized.

  Annual Shareholder Report

  10. Legal Proceedings

  Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

  11. Subsequent events

  Management has evaluated subsequent events through January 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

  12. FEDERAL TAX INFORMATION (UNAUDITED)

  For the fiscal year ended November 30, 2009, 28.8% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099- V.

  Of the ordinary income distributions made by the Fund during the year ended November 30, 2009, 24.5% qualify for the dividend received deduction available to corporate shareholders.

  Annual Shareholder Report

  Report of Independent Registered Public Accounting Firm

  TO THE BOARD OF TRUSTEES OF FEDERATED INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Income Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to December 1, 2005, were audited by other independent registered public accountants whose report thereon dated January 23, 2006, expressed an unqualified opinion on those statements.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Income Fund as of November 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

  Boston, Massachusetts
  January 22, 2010

  Annual Shareholder Report

  Board of TRUSTEES and Trust Officers

  The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

  Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
  Annual Shareholder Report

  INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
  Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
  Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
  Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 2000	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
  Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
  Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
  Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

  OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
  Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Joseph M. Balestrino is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.
Randall S. Bauer Birth Date: November 16, 1957 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Randall S. Bauer is Vice President of the Trust. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1994 and a Senior Vice President of the Fund's Adviser beginning 2007. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from the Pennsylvania State University.
John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Began serving: May 2004	Principal Occupations: John L. Nichol is Vice President of the Trust. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

  Annual Shareholder Report

  Evaluation and Approval of Advisory Contract - May 2009

  Federated Capital Income Fund (the “Fund”)

  The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2009. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

  In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

  During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

  Annual Shareholder Report

  The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. Annual Shareholder Report

  With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

  The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

  For the periods covered by the report, the Fund's performance for the three-year and five-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

  The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also Annual Shareholder Report discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

  Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

  The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

  The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

  It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

  Annual Shareholder Report

  The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

  In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

  The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

  Annual Shareholder Report

  Voting Proxies on Fund Portfolio Securities

  A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

  Quarterly Portfolio Schedule

  The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

  Annual Shareholder Report

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

  Federated Capital Income Fund
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Cusip 31420C878
  Cusip 31420C860
  Cusip 31420C852
  Cusip 31420C845

  G01049-01 (1/10)

  Federated is a registered mark of Federated Investors, Inc.
  2010 Federated Investors, Inc.

  Item 2.                      Code of Ethics

  (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

  (c) Not Applicable

  (d) Not Applicable

  (e) Not Applicable

  (f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

  Item 3. Audit Committee Financial Expert

  The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

  Item 4.                      Principal Accountant Fees and Services

  (a)           Audit Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $187,500

  Fiscal year ended 2008 - $168,700

  (b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $156

  Fiscal year ended 2008 - $0

  Audit Committee Meeting.

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,805 and $0 respectively.  Fiscal year ended 2009 - Audit consent fee for N-14 merger document.

  (c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $0

  Fiscal year ended 2008 - $0

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

  (d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $0

  Fiscal year ended 2008 - $0

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $49,473 and $2,879 respectively.  Fiscal year ended 2009 – Fees related to technical assistance and valuation matters for various fund acquisitions and service fee for analysis of potential Passive Foreign Investment Company holdings.  Fiscal year ended 2008- Discussions related to accounting for REMICs.

  (e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

  The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

  Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

  The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

  AUDIT SERVICES

  The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

  In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

  AUDIT-RELATED SERVICES

  Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

  TAX SERVICES

  The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

  ALL OTHER SERVICES

  With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
  The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
  Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
  Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

  The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

  PRE-APPROVAL FEE LEVELS

  Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

  PROCEDURES

  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

  (e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

  4(b)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 - 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

  4(c)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 – 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

  4(d)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 – 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

  Fiscal year ended 2009 - $272,511

  Fiscal year ended 2008 - $263,996

  (h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

  Item 5.                      Audit Committee of Listed Registrants

  Not Applicable

  Item 6.                      Schedule of Investments

  Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

  Item 10.                      Submission of Matters to a Vote of Security Holders

  Not Applicable

  Item 11.                                Controls and Procedures

  (a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

  (b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

  Item 12.                                Exhibits

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Income Securities Trust

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	January 22, 2010

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	January 22, 2010

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	January 22, 2010